Exhibit 10.1

FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

This First Amendment to Credit Agreement and Security Agreement (this “Amendment”), dated as of December 27, 2016, is entered into by and among WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”), and ORION ENERGY SYSTEMS, INC., a Wisconsin corporation (“Orion”), GREAT LAKES ENERGY TECHNOLOGIES, LLC, a Wisconsin limited liability company (“Great Lakes”), ORION ASSET MANAGEMENT, LLC, a Wisconsin limited liability company (“Orion Asset”), CLEAN ENERGY SOLUTIONS, LLC, a Wisconsin limited liability company (“Clean Energy”; together with Orion, Great Lakes and Orion Asset, “Borrowers”), ORION TECHNOLOGY VENTURES, LLC, a Wisconsin limited liability company (“Orion Technology”), ORION OPERATIONS, LLC, a Wisconsin limited liability company (“Orion Operations”), ORION SHARED SERVICES, LLC, a Wisconsin limited liability company (“Orion Services”), ORION AVIATION, LLC, a Wisconsin limited liability company (“Orion Aviation”), and ORION LED CANADA INC., a corporation organized under the laws of the Province of British Columbia (“Orion Canada”; together with Orion Technology, Orion Operations, Orion Services and Orion Aviation, “Guarantors”).

RECITALS

Borrowers, Guarantors and Lender are parties to a Credit and Security Agreement dated as of February 6, 2015, as supplemented by a Waiver and Consent Letter dated as of October 29, 2015 (as so supplemented, and as the same may be further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used in these Recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

Borrowers have requested that Lender agree to amend the Credit Agreement, and Lender is willing to grant Borrowers’ requests pursuant to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.     Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings set forth therein, unless otherwise defined herein.

2.     Amendments to Credit Agreement.

(a) Section 2.9(i) of the Credit Agreement is hereby amended by replacing the date “February 6, 2018” contained therein with the date “February 6, 2019”.

(b) Section 8.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.1 Minimum Excess Availability. Until the Financial Covenant Change Date, Borrowers shall maintain the Excess Availability of Borrowers at all times in an amount equal to or greater than $5,000,000. For the avoidance of doubt, it is understood and agreed that (a) the Excess Availability Reserve (if any) is in addition to the minimum Excess Availability required to be maintained under this Section 8.1 and (b) to facilitate compliance with this Section 8.1, Reserves will include an amount equal to the required Excess Availability hereunder. As set forth in Schedule 2.12, the amount of the Excess Availability Reserve (if any) and the required minimum Excess Availability of Borrowers described in the foregoing clause shall be deducted in the calculation of the Unused Amount.

(c) Schedule 1.1 of the Credit Agreement is hereby amended to amend and restate the following definitions to read as follows:

“Excess Availability” means, as of any date of determination, the amount equal to Availability, as determined by Lender in its Permitted Discretion.

“Excess Availability Reserve” means $0.

(d) Schedule 2.12 of the Credit Agreement is hereby amended to amend and restate clause (a) titled “Unused Fee” therein, to read as follows:

(a) Unused Fee. An unused line fee of one quarter of one percent (0.25%) per annum of the daily average of the Maximum Revolver Amount reduced by outstanding Advances, Letter of Credit Usage and the Excess Availability Reserve (if any) and the minimum required Excess Availability under Section 8.1 (the “Unused Amount”), from the date of this Agreement to and including the Termination Date, which unused line fee shall be payable monthly in arrears on the first day of each month and on the Termination Date.

3.     No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

4.     Conditions Precedent. This Amendment shall be effective when Lender has received this Amendment, duly executed by each Loan Party, together with such other matters as Lender may require.

5.     Representations and Warranties. Each Loan Party hereby represents and warrants to Lender as follows:

(a) Each Loan Party has all requisite power and authority to execute this Amendment and the other documents and agreements contemplated by this Amendment and to perform all of its obligations thereunder, and this Amendment and the other documents and agreements contemplated by this Amendment have been duly executed and delivered by each Loan Party and constitute the legal, valid and binding obligations of each Loan Party, enforceable in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

(b) The execution, delivery and performance by each Loan Party of this Amendment and the other documents and agreements contemplated by this Amendment have been duly authorized by all necessary corporate or other legal entity action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to any Loan Party, or the articles of incorporation or bylaws of any Loan Party, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Loan Party is a party or by which it or its properties may be bound or affected.

2

(c) All of the representations and warranties contained in Section 5 and Exhibit D of the Credit Agreement, and each other representation and warranty contained in each other Loan Document, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date).

6.     References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby, and any and all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby.

7.     No Waiver. Neither the execution of this Amendment nor any documents related hereto shall be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any other Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.

8.     Release. Each Loan Party hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description arising under, or relating to, the Credit Agreement, any credit facility thereunder and/or any Obligations, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or have made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

9.     Costs and Expenses. Each Loan Party hereby reaffirms its agreement under the Loan Documents, including under Section 17.9 of the Credit Agreement, to pay or reimburse Lender with respect to all Lender Expenses in accordance therewith, including, without limitation, costs and expenses in connection with the drafting and negotiation of this Amendment.

10.   Miscellaneous. This Amendment constitutes a Loan Document under the Credit Agreement. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or in a .pdf or similar electronic file shall be effective as delivery of a manually executed counterpart thereof. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Article, Section, subsection, paragraph and subparagraph headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. No amendment, modification, termination of waiver of any provision of this Amendment shall be effective unless the same shall be in writing and signed by Lender and each applicable Loan Party.

Signature page follows

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWERS:

ORION ENERGY SYSTEMS, INC.

By:	/s/ William T. Hull

Name:	William T. Hull

Title:	CFO

GREAT LAKES ENERGY TECHNOLOGIES, LLC

By:	/s/ William T. Hull

Name:	William T. Hull

Title:	CFO

ORION ASSET MANAGEMENT, LLC

By:	/s/ William T. Hull

Name:	William T. Hull

Title:	CFO

CLEAN ENERGY SOLUTIONS, LLC

By:	/s/ William T. Hull

Name:	William T. Hull

Title:	CFO

Signature Page to First Amendment to Credit and Security Agreement

GUARANTORS:

ORION TECHNOLOGY VENTURES, LLC

By:	/s/ William T. Hull

Name:	William T. Hull

Title:	CFO

ORION OPERATIONS, LLC

By:	/s/ William T. Hull

Name:	William T. Hull

Title:	CFO

ORION SHARED SERVICES, LLC

By:	/s/ William T. Hull

Name:	William T. Hull

Title:	CFO

ORION AVIATION, LLC

By:	/s/ William T. Hull

Name:	William T. Hull

Title:	CFO

ORION LED CANADA INC.

By:	/s/ William T. Hull

Name:	William T. Hull

Title:	CFO

Signature Page to First Amendment to Credit and Security Agreement

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas G. Hedberg

Name:	Thomas G. Hedberg
Title:	Vice President

Signature Page to First Amendment to Credit and Security Agreement